Exhibit 10.15a

                             FIRST AMENDMENT TO THE
                                  TRUST FOR THE
                       PINNACLE WEST CAPITAL CORPORATION,
                       ARIZONA PUBLIC SERVICE COMPANY AND
                           SUNCOR DEVELOPMENT COMPANY
                           DEFERRED COMPENSATION PLANS


     Effective August 1, 1996, Pinnacle West Capital Corporation (the "Company") established the Trust for the Pinnacle West Capital Corporation, Arizona Public Service Company and Suncor Development Company Deferred Compensation Plans (the "Trust"), with Wells Fargo Bank of Arizona, N.A., acting as Trustee, for the purpose of holding the assets of certain plans and arrangements established by the Company and its affiliates.

     By this instrument, the Company intends to amend the Trust to clarify the definition of "Change of Control."

     1. This Amendment shall amend only those sections of the Trust as set forth herein and those sections not expressly amended hereby shall remain in full force and effect.

     2. Sections 13(d) of the Trust is hereby amended to read as follows:

     (d) "Change of Control" shall have the same meaning as "Change in Control" in the Pinnacle West Capital Corporation, Arizona Public Service Company, SunCor Development Company and El Dorado Investment Company Deferred Compensation Plan, as the same may be amended from time to time.

     3. This Amendment shall be effective as of January 1, 2000.

     IN WITNESS WHEREOF, the Company and Trustee have caused this Amendment to be executed by their duly authorized officers this 7 day of December, 1999.
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                                         PINNACE WEST CAPITAL CORPORATION

                                         By Armando Flores
                                            ------------------------------------
                                         Its Vice President
                                            ------------------------------------



                                        WELLS FARGO BANK OF ARIZONA, N.A.

                                        By Vanessa Fulton
                                           -------------------------------------
                                        Its Assistant Vice President
                                           -------------------------------------

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